EXHIBIT 10.18



                      WESTCHASE PARK OFFICE BUILDING LEASE

     THIS LEASE, made this 12th day of October, 2001, by and between CROWN DIVERSIFIED INDUSTRIES CORP. (hereinafter referred to as "Landlord"), and CONNECTRIA CORPORATION, a Missouri corporation (hereinafter referred to as "Tenant");

     WITNESSETH:

     1. LEASED PREMISES. Landlord hereby demises and leases to Tenant that certain space known and numbered as Suite 300, 10845 Olive Boulevard, Creve Coeur, Missouri 63141, containing approximately 7,713 rentable square feet of space, (hereinafter referred to as the "Premises"), plus the use of all common areas in and around Landlord's building (is hereinafter referred to as the "Property"). Said space shall be used exclusively for general office use. Tenant acknowledges that Landlord has made no representation with respect to any alterations, repairs, or improvements to be constructed within the Premises except for those items set forth in Exhibit "B". Landlord shall use commercially reasonable standards, consistently applied, in determining the size of the rentable area of the Premises and the rentable area of other premises at the Property.

     2. COMMENCEMENT. The term of this Lease shall be five (5) years, and zero months commencing on the later of (i) January 1, 2002, or (ii) the date upon which Landlord delivers possession of the space to Tenant. Delivery of possession of the space by Landlord to Tenant shall be defined as the date on which Landlord has substantially completed Landlord's Work in accordance with Exhibit B, attached hereto and incorporated herein by reference, and shall not be extended due to the failure of the Tenant to complete any portion of Tenant's Work, the failure of Tenant to apply for or receive applicable permits related to Tenant's Work, or the failure of the Landlord to complete any portion of Landlord's Work caused by the failure of the Tenant to complete any portion of Tenant's Work. Subject to executing the Lease and having mutually agreed upon Plans and Specification on or before October 12, 2001, if Landlord does not complete Landlord's Work on or before January 1, 2002 then, if for any reason other than delays caused by Tenant in breach of its obligations hereunder, (i) the rent shall be abated from and after January 1, 2002 two (2) days for each day from and after January 1, 2002 until Landlord's Work is completed.

     3. RENT. (a) Base. Tenant shall pay to Landlord as base rent for said Premises the sum of One Hundred Forty Six Thousand Five Hundred Forty Seven and 00/100 Dollars ($146,547.00), per annum, payable in equal monthly installments of Twelve Thousand Two Hundred Twelve and 25/100 Dollars ($12,212.25) for the periods January 1, 2002, through December 31, 2004; and One Hundred Fifty Four Thousand Two Hundred Sixty and 00/100 Dollars ($154,260.00) per annum, payable in equal monthly installment of Twelve Thousand Eight Hundred Fifty-Five and 00/100 Dollars ($12,855.00) for the periods January 1, 2005, through December 31, 2006 each, on the first day of each calendar month, in advance, without setoff or deduction, at the office of Landlord.

     (b) Additional. Tenant shall pay to Landlord as additional rent, and in the manner set forth in 3(a), above, Tenant's pro-rata share of any increase in taxes and operating expenses over the actual taxes and operating expenses incurred by Landlord for the 2002 calendar year. Notwithstanding any other provision of this Lease to the contrary, taxes and operating expenses shall not increase by more than ten percent (10%) over the immediately preceding calendar year. Tenant's pro-rata share shall be payable to Landlord monthly, without interest accruing thereon, based upon the previous year's taxes and operating expenses, with a final adjustment to be made between Landlord and Tenant within thirty (30) days after receipt of Landlord's statement at the end of each calendar year. Tenant's pro-rata share shall be equitably adjusted for any partial month(s) or year(s) of the term of this Lease. Tenant's pro-rata share is 12.45% of the Property. Taxes shall include without limitation any tax, assessment, or governmental charge ("Tax") imposed against the Property. Notwithstanding the foregoing, the term Tax as defined herein shall not include franchise, estate, inheritance, income, or other taxes measured or determined based upon Landlord's income, including without limitation any taxes on rentals payable by Tenant (except to the extent the same may be assessed or levied in substitution for ad valorem real estate taxes) or on income derived from mortgages or deeds of trust encumbering the Leased Premises, or on any gain realized by Landlord in connection with the sale of the Leased Property. In the event Landlord is assessed with a Tax which Landlord, in its sole


                                                                      Initialed:
                                                                         /s/ RSW
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discretion,  deems  excessive,  Landlord  may  challenge  said Tax or may  defer compliance therewith to the extent legally permitted; and in the event thereof Tenant shall be liable for its pro-rata share of all costs in connection with such challenge. Operating expenses shall include the total costs and expenses incurred by Landlord in operating and maintaining the Property including, without limitation, management fees not to exceed five percent (5%) of gross rentals from the Property, costs for repairs and maintenance, ground lease
payments,   and  premiums  for  liability,   property  damage,   fire,   workers
compensation, rent and any and all other insurance carried by Landlord on or for the Property.

Operating expenses shall also include the amortized cost of any capital improvement made after completion of initial construction of the Property which reduces other operating expenses, but in an amount not to exceed the reduction of operating expenses for the relevant year. Operating expenses shall not include capital improvements (other than aforesaid), franchise taxes or income taxes, nor the cost of any work performed for any tenant finish

Notwithstanding any other provision of this Lease to the contrary, the following items shall be excluded from operating expenses:

     (1) leasing commissions, fees and costs, advertising and promotional expenses and other costs incurred in procuring tenants;
     (2)  tenant improvement work for any tenant, including tenant;
     (3)  financing  costs  including  interest and  principal  amortization  of debts;
     (4)  rental on ground leases or other underlying leases;
     (5) wages, bonuses and other compensation of employees above the grade of building manager, and fringe benefits other than insurance plans and tax-qualified benefit plans;
     (6) any liabilities, costs or expenses associated with or incurred in connection with the removal, enclosure, encapsulation or other handling of asbestos or other hazardous or toxic materials or substances not caused by Tenant;
     (7) costs of any items for which Landlord is or is entitled to be paid or reimbursed by insurance;
     (8) increased insurance or real estate taxes assessed specifically to any tenant of the Property or for which Landlord is entitled to reimbursement from any other tenant;
     (9) charges for electricity, water, or other utilities and applicable taxes for which Landlord is entitled to reimbursement from any other tenant;
     (10) cost of any HVAC, janitorial or other services provided to tenants on an extra cost basis after regular business hours;
     (11) cost of correcting defects in the design, construction or equipment of, or latent defects in, the Property;
     (12) cost of any work or service performed on an extra cost basis for any tenant at the Property to a materially greater extent or in a materially more favorable manner than furnished generally to the other tenant at the Property;
     (13) cost of any work or services performed for any facility other than the Property;
     (14) any cost representing an amount paid to a person, firm, corporation or other entity related to Landlord that is in excess of the amount which would have been paid in the absence of such relationship;
     (15) any cost of painting or decorating any interior parts of the Property other than common areas;
     (16) Landlord's general overhead not directly attributable to operation and management of the Property (e.g., the activities of Landlord's officers and executives or professional development expenditures);
     (17) attorneys' fees, accounting fees and other expenditures incurred in connection with negotiations, disputes and claims of other tenants at the Property or with other third parties, except as specifically otherwise provided in this Lease;
     (18) cost of any alterations, additions, changes, repairs, replacements or other items which, under generally accepted accounting principles, are properly classified as capital expenses, including, but not limited to, replacement of the building roof and structural repairs, except to the extent Landlord is expressly allowed to recover such costs pursuant to this lease;


                                                                      Initialed:
                                                                         /s/ RSW

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     (19) lease  payments for rental  equipment  (other than equipment for which depreciation is properly charged as an expense) that would constitute a capital expenditure if the equipment were purchased;
     (20) late fees or charges incurred by Landlord due to late payment of expenses;
     (21) costs due to Landlord's violation of any governmental rule or authority;
     (22) cost of complying with the Americans With Disabilities Act, whether such costs are classified as capital items or expenses under generally accepted accounting principles; and
     (23) Costs associated with converting CFC based HVAC equipment to HCFC based HVAC equipment.

Within ninety (90) days after receipt of each year-end statement, Tenant or its authorized agent shall have the right, at Tenant's sole cost and expense, to inspect and audit Landlord's records with respect to Tenant's proportionate share of expenses, which audit shall be at Landlord's office during Landlord's normal business hours, and upon five (5) days prior written notice. Except as aforesaid, Landlord shall not be obligated to provide Tenant with detailed summaries and receipts for all expenses incurred by the Property; but Landlord shall provide Tenant with a statement setting forth such expenses, categorized by class and amount. If the audit determines that Tenant's payment of additional rent exceeded Tenant's obligations for the calendar year, then Landlord shall credit the excess to the next installment(s) of additional rent. If the audit determines that Tenant's payment of additional rent was less than Tenant's obligations for the calendar year, Tenant shall pay such deficiency to Landlord in the next installment(s) of additional rent.

     (c) Late Charge. In the event Tenant is late by more than ten (10) days in the payment of any Base Rent or Additional Rent, Tenant shall be assessed a late charge for Landlord's increased administrative expenses, which late charge shall be equal to three (3%) percent, per month, of all outstanding rent owed Landlord.

     4. SERVICES. Landlord shall maintain the Premises and common areas of the Property in good order and condition and Landlord shall provide the following services:

     (a) Landlord shall provide service of electricity, water and sewer, elevator service, and air conditioning and heat for normal purposes only, in Landlord's judgment, Monday through Friday from 7:00 a.m. to 6:00 p.m., and Saturday from 8:00 a.m. to 4:00 p.m., Sundays and holidays excepted. Landlord reserves the right, if consumption of electricity exceeds that required for normal office use, or if Tenant increases the normal use of air conditioning and heat, to charge Tenant, as Additional Rent, for such additional use of electricity at a rate of consumption to be determined by Landlord's independent engineer or by a submeter to be furnished and installed at Tenant's expense. After hour service of air conditioning / heat and lights shall be provided at a cost of $12.50 per hour and invoiced monthly. Notwithstanding any other provision of this Lease to the contrary, Tenant shall have access to the Premises at all times, seven (7) days per week, 24 hours per day.

     (b) Landlord shall provide public restroom supplies, window washing, and janitorial service to the Premises in the manner customarily furnished to comparable office buildings in the area.

     (c) Landlord shall provide not more than thirty (30) parking spaces (at a ratio of 4:1,000 RSF) to Tenant on the parking lots of the Property on an unallocated basis. Landlord shall reserve two (2) parking spaces under the overhang at the south side of the building for the exclusive use of Tenant.

     (d) Landlord shall maintain the exterior and interior of the Property including without limitation lawn and shrub care, snow removal, and maintenance of all structural, roof, mechanical and electrical equipment, excluding only those items specifically excepted elsewhere in this Lease.

     Landlord shall make reasonable efforts to provide the foregoing services, but in no event shall Landlord be liable for damages, nor shall the rent be abated due to any failure to furnish or any delay in furnishing any of the foregoing services which are caused by Landlord's inability to secure electricity, fuel, supplies, machinery, equipment or labor, or which are caused by necessary repairs or improvements to the Premises; nor shall the temporary failure to furnish such services be construed as a constructive eviction of Tenant or relieve Tenant from the duty of observing and


                                                                      Initialed:
                                                                         /s/ RSW
performing any of the provisions of this Lease, provided Landlord uses reasonable efforts to cure such interruption.

     5. DESTRUCTION. If the Premises or the Property are damaged in whole or in part by casualty so as to render the Premises untenantable, and if the damages cannot be repaired within one hundred twenty (120) days from the date of said casualty, this Lease shall terminate as of the date of such casualty. If the damages can be repaired within said one hundred twenty (120) days, and Landlord does not elect within thirty (30) days after the date of such casualty to repair same, then either party may terminate this Lease by written notice served upon the other. In the event of any such termination, the parties shall have no further obligations to the other, except for those obligations accrued through the date of such casualty; and upon such termination, Tenant shall immediately surrender possession of the Premises to Landlord. Should Landlord elect to make such repairs, this Lease shall remain in full force and effect, and Landlord shall proceed with all due diligence to repair and restore the Premises to a condition substantially similar to that condition which existed prior to such casualty. In the event the repair and restoration of the Premises extends beyond one hundred twenty (120) days after the date of such casualty due to causes beyond the control of Landlord, this Lease shall remain in full force and effect, and Landlord shall not be liable therefor; but Landlord shall continue to complete such repairs and restoration with all due diligence; provided, however, if the repair and restoration of the Premises is not completed within one hundred fifty (150) days after the date of such casualty, Tenant may terminate this Lease upon written notice to Landlord. Tenant shall not be required to pay any rent for any period in which the Premises are untenantable. In the event only a portion of the Premises are untenantable, Tenant's rent shall be equitably abated in proportion to that portion of the Premises which are so unfit.

     6. LANDLORD'S RIGHTS. (a) Landlord may close the Property, to the general public, at 6:00 p.m. Monday through Friday, 4:00 p.m. on Saturday, and all day Sunday and holidays, or such other hours as Landlord may reasonably determine, after which admittance may be gained only under such regulations as may from time to time be prescribed by Landlord.

     (b) Landlord may designate the source and grade of all materials and all personnel for all construction, repairs and maintenance which Landlord is obligated to perform under this Lease, whether the same is within the Premises or about the Property.

     (c) Landlord may have pass keys to the Premises.

     (d) Landlord may enter the Premises to make reasonable repairs as required from time to time upon reasonable advance notice to Tenant. Tenant hereby grants to Landlord such license or easements in or over the Premises as shall be reasonably required for the installation or maintenance of facilities to serve the Property and/or the premises of any other tenant. Landlord shall use its best efforts to minimize any interference with Tenant's use of the Premises. Tenant also hereby grants to Landlord the right to enter the Premises to examine or show same to existing or prospective fee owners, ground lessees, mortgagees upon reasonable advance notice to Tenant. And Tenant also hereby grants to Landlord the right to enter the Premises to show other tenants during the last ninety (90) days of the lease term upon reasonable advance notice to Tenant.

     7. ALTERATIONS AND REPAIRS. Landlord does not warrant either expressly or impliedly the condition or fitness of the Premises except as herein set forth. Tenant shall keep the Premises in good repair, without expense to Landlord; Tenant shall not allow any waste or misuse of the utilities; Tenant shall pay for all damages to the Property caused by any waste, misuse or negligence of the Premises; and upon the termination of this Lease, Tenant shall yield up the Premises to Landlord together with all of Tenant's keys and attached fixtures and improvements, in the same condition as when leased, reasonable wear and tear excepted. Tenant may not make any alterations to the Premises without the prior written consent of Landlord, which approval shall not be unreasonably conditioned delayed or withheld; provided that Tenant shall have the right to perform Tenant's Work and to make any alterations from time to time which do not involve any structural changes to the building and which cost less than Five Thousand Dollars ($5,000.00) to complete. All improvements which may be made by or on behalf of Tenant shall become the property of Landlord, and shall be surrendered with the Premises upon the termination of this Lease. Tenant shall make all repairs to the interior of the Premises, unless same shall be caused by the negligence of Landlord; and, in the event Tenant shall fail to make such repairs promptly and adequately after written demand therefore by Landlord, Landlord may make such repairs, in which event Tenant shall pay to Landlord, as Additional Rent, the cost of such repairs.


                                                                      Initialed:
                                                                         /s/ RSW

     8. SUBLETTING AND ASSIGNING. Tenant shall not assign or sublet the Premises nor allow the same to be used or occupied by any other person or for any other use than herein specified, without the prior written consent of Landlord, which shall not be unreasonably conditioned, delayed or withheld. In the event Landlord grants its consent to any sublease or assignment, same shall not constitute a release of Tenant from the full performance of Tenants obligations under this Lease. Further, in the event of any such sublease or assignment, Tenant shall reimburse Landlord for all reasonable attorneys' fees in connection with reviewing and/or drafting any appropriate documents to effect such transfer of Tenant's interests in an amount not to exceed $500.00. Notwithstanding any provisions to the contrary contained herein, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires substantially all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease.

     9. DEFAULT AND HOLDING OVER. If Tenant shall default in the payment of any rent, or breach any covenant or agreement of this Lease (hereinafter singularly or collectively referred to as "Default"), and if such Default shall continue for five (5) days after written notice thereof from Landlord, or if Tenant makes an assignment for the benefit of creditors, files or has filed against it a petition in bankruptcy, or is adjudicated insolvent, Landlord may terminate this Lease, with process of law, and expel and remove Tenant, or any other person in occupancy, together with their property, and repossess the Premises; and thereupon all expenses (including reasonable legal fees) as Landlord incurs in recovering possession of the Premises shall immediately become due. Landlord may relet the Premises after taking possession thereof upon terms satisfactory to Landlord. However, in such event, Tenant shall be liable for all costs of reletting, including any brokers' fees and, in the event the rent payable under any subletting is less than the rent payable under this Lease, Tenant shall be liable for the difference thereof. Notwithstanding any other provision of this Lease to the contrary, if any term, condition or covenant to be performed by Tenant (with the exception of the payment of rent) is such that it cannot reasonably be performed within fifteen (15) days, such default shall be deemed to have been cured if Tenant commences such performance within said fifteen (15) period and thereafter diligently undertakes to complete the same.

     If this Lease is terminated, Tenant shall, without demand therefore, immediately surrender the Premises peaceably to Landlord in as good condition as when delivered to Tenant, reasonable wear and tear excepted. If Tenant shall remain in possession of the Premises after the termination of this Lease, and hold over for any reason, Tenant shall be deemed guilty of forcible detainer; and Tenant shall pay to Landlord monthly rent equal to 150% of both the base rent and that additional rent which was payable hereunder during the last month prior to Landlord's notice of termination as well as any other damages incurred by Landlord as a result of such holdover. Should any of Tenant's property remain within the Premises after the termination of this Lease, it shall be deemed abandoned; and Landlord shall have the right to store or dispose of same at Tenant's cost and expense. All of the aforesaid rights of Landlord shall be in addition to any remedies which Landlord may have at law or in equity.

     Notwithstanding any other provision of this Lease to the contrary, Landlord shall use commercially reasonable efforts to mitigate Landlord's damages as a result of Tenant's default, and any rent received from any party for all or any part of the Premises shall be credited against Tenant's obligations hereunder. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith.

     10. RIGHT TO CURE TENANT'S DEFAULT. If Tenant is in Default under any provision of this Lease, other than the payment of rent, and Tenant has not cured same within five (5) days after receipt of Landlord's written notice, Landlord may cure such Default on behalf of Tenant, at Tenant's expense; provided, however, that if the default is such that it cannot reasonably be cured within fifteen (15) days, such default shall be deemed to have been cured if Tenant commences such performance within said fifteen (15) day period and thereafter diligently


                                                                      Initialed:
                                                                         /s/ RSW
undertakes to complete the same. Landlord may also perform any obligation of Tenant, without notice to Tenant, should Landlord deem the performance of same to be an emergency. Any monies expended by Landlord to cover such Default(s) or resolve any deemed emergency shall be payable by Tenant as "additional rent." If Landlord incurs any such expense, including reasonable attorney's fees, in instituting, prosecuting and/or defending any action or proceeding by reason of any emergency or Default of Tenant, Tenant shall reimburse Landlord for same, (as "Additional Rent"), with interest thereon at ten (10%) percent annually from the date such payment is due Landlord.

     11. HOLD HARMLESS. Landlord shall not be liable to Tenant for any damages to the Premises or Property, nor for any damages to Tenant on or about the Property, nor for any other damages arising from the action or negligence of Tenant, co-tenants or other occupants of the Property. Tenant hereby releases, discharges and shall indemnify, hold harmless and defend Landlord, at Tenant's sole cost and expense, from all losses, claims, liability, damages, and expenses (including reasonable attorney's fees) for any damage or injury to person or property of the parties hereto or of third persons, caused by Tenant's use or occupancy of the Premises, Tenant's breach of any covenant under this Lease, or Tenant's use of any equipment, facilities or property in, on, or adjacent to the Property.

     In the event any suit shall be instituted against Landlord by any third person for which Tenant is hereby indemnifying and holding Landlord harmless, then (i) Landlord shall give Tenant prompt notice thereof; (ii) Tenant shall defend such suit at Tenant's sole cost and expense with counsel reasonably satisfactory to Landlord; (iii) Landlord shall cooperate with Tenant in the defense of such claim, and (iv) Landlord shall not settle or compromise any such claim so long as Tenant is diligently defending against such claim by appropriate proceedings.

Landlord shall defend and indemnify Tenant, and save Tenant harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property occurring in or about the Property, provided that the foregoing provision shall not be construed to make Landlord responsible for loss, damage, liability, or expenses resulting from injuries to third parties caused by the negligence of Tenant or of any officer, contractor, licensee, agent, servant, employee, guest, invitee, or visitor of Tenant.

     In the event any suit shall be instituted against Tenant by any third person for which Landlord is hereby indemnifying and holding Tenant harmless, then (i) Tenant shall give Landlord prompt notice thereof; (ii) Landlord shall defend such suit at Landlord's sole cost and expense with counsel reasonably satisfactory to Tenant; (iii) Tenant shall cooperate with Landlord in the defense of such claim, and (iv) Tenant shall not settle or compromise any such claim so long as Landlord is diligently defending against such claim by appropriate proceedings.

     12. CONDEMNATION. If the whole or any part of the Property or the premises shall be taken in condemnation, either Tenant or Landlord may terminate this Lease as of the taking date, by giving written notice of same within sixty (60) days after the taking date, provided in the case of termination by Tenant that the Premises (or the remaining portion thereof) may no longer be adequately used for the purpose set forth in Paragraph 1 of this Lease. If neither Tenant nor Landlord shall exercise its option, then this Lease shall terminate on the taking date only as to that portion of the Premises so taken, and the rent and other charges payable by Tenant shall be reduced proportionally. Landlord shall be entitled to the entire condemnation award for all realty and improvements. Tenant shall be entitled to any award for Tenant's leasehold interest, personal property, the unamortized value of any improvements made by Tenant and the costs of relocation provided Tenant independently petitions for same. Notwithstanding the aforesaid, if any condemnation takes a portion of the parking area and same does not result in a reduction of the minimum required parking ratio below that established by local Code or Ordinance, this Lease shall continue in full force and effect without modification.

     13. INSURANCE. Tenant, at Tenant's sole cost and expense, shall maintain in full force and effect policies providing "all risk" insurance coverage protecting against physical damage (including, but not limited to, fire, lightning, extended coverage perils, vandalism, sprinkler leakage, water damage, collapse, and other special extended perils) to the extent of 100% of the replacement cost of Tenant's property and improvements during the term of this Lease, as well as broad form comprehensive or commercial general liability insurance insuring Landlord and Tenant jointly


                                                                      Initialed:
                                                                         /s/ RSW
against any liability (including bodily injury, property damage and contractual liability) arising out of Tenant's use or occupancy of the Premises, with a combined single limit of not less than $1,000,000, or for a greater amount as may be reasonably required from time to time, and in policy form and content satisfactory to Landlord. Landlord shall be named as an additional insured. All policies shall be with companies licensed to do business in the state where the Property is located, and rated A+:XV in the most current issue of Best's Key Rating Guide. Tenant shall furnish Landlord with certificates of same prior to occupancy, or otherwise upon Landlord's request; and further, such insurance shall provide that not less than thirty (30) days written notice be given to Landlord before any such policies be canceled or substantially changed to reduce the insurance provided thereby. All such policies shall be primary and non-contributing with or in excess of any insurance carried by Landlord. Tenant shall not do any act which may make void or voidable any insurance on the Premises or Property; and, in the event Tenant's use of the Premises shall result in an increase in Landlord's insurance premiums, Tenant shall pay to Landlord upon demand, as additional rent, an amount equal to such increase in insurance.

     Landlord and Tenant hereby mutually waive any and all right of recovery against one another, directly or by way of subrogation or otherwise, due to the negligence of either party, their agents or employees, for real or personal property damage occurring to the Premises, the Property, or any personal property located therein, from perils insured against in the aforesaid policies (whether or not such insurance is carried). Each party shall have the affirmative duty to inform their respective insurance carriers of this Paragraph and the mutual waiver of subrogation contained herein.

     14. MORTGAGES. This Lease shall be subordinated to any first mortgages, deeds of trust or underlying leases (hereinafter referred to as "Mortgages"), now of record or, at the option of Landlord, hereafter placed of record. In the event Landlord exercises its option to further subordinate this Lease, Tenant shall at the option of the holder of said Mortgage attorn to said holder. Tenant shall, at the written request of Landlord, execute such further assurances as Landlord deems desirable to confirm such subordination. Notwithstanding any other provision of this Lease to the contrary, as a condition to any future subordination, Landlord shall, to the best of the Landlord's ability, request and attempt to obtain a non-disturbance agreement in a form provided by Tenant from the holders of such Mortgages which arise after the date of this Lease.

     15. LIENS. Tenant shall not mortgage or otherwise encumber or allow to be encumbered its interest herein without obtaining the prior written consent of Landlord, which consent shall not be unreasonably conditioned, delayed or withheld. Should Tenant cause any lien or other encumbrance (hereinafter referred to as "Encumbrance") to be filed, against the Premises or the Property, Tenant shall dismiss or bond against same within thirty (30) days after the filing of any such Encumbrance. If Tenant fails to remove said Encumbrance within said thirty (30) days, Landlord shall have the absolute right to cause same to be cured by whatever measures Landlord shall deemed convenient, including without limitation payment of such Encumbrance (in which event Tenant shall reimburse Landlord for same as "additional rent"); and Landlord shall be afforded all remedies at law or in equity available to either Landlord or Tenant.

     16. GOVERNMENT REGULATIONS. Tenant, at Tenant's sole cost and expense, shall conform with all laws and requirements of any Municipal, State or Federal authorities now in force, or which may hereafter be in force, as well as any requirement of Landlord's insurance carrier, pertaining to the Premises or to Tenant's use of the Premises. The judgment of any court, or an admission of Tenant in any action or proceeding at law, whether Landlord be a party thereto or not, shall be conclusive of the fact as between Landlord and Tenant.

     17. NOTICES. All rents which are required to be paid by Tenant shall be delivered by the United States Mail, postage prepaid, addressed to the parties hereto at their respective addresses below; and all notices that are required to be given hereunder shall be in writing and delivered by United States registered or certified mail, postage prepaid, addressed to the parties hereto at their respective addresses below:

TENANT:                                     LANDLORD:

CONNECTRIA CORPORATION                      CROWN DIVERSIFIED INDUSTRIES Mr.
Richard S. Waidmann                         CORP.
President & CEO                             c/o Scott Properties
10845 Olive                                 1065 Executive Parkway, Suite 300
St. Louis, MO  63141                        St. Louis, MO  63141


                                                                      Initialed:
                                                                         /s/ RSW

Either party may designate a different address by giving notice to the other party of same at the address set forth above.

     18. OWNERSHIP. Notwithstanding anything in this Lease to the contrary, the term "Landlord" as used in this Lease, shall be defined as the current owner(s) of the Property. In the event of any transfer of the Property, the party conveying same shall thereafter be automatically relieved of all personal liability with respect to Landlord's performance of any obligations thereafter occurring or covenants thereafter to be performed, provided all transferees shall expressly assume and agree to perform all of Landlord's obligations under this Lease, including, without limitation, the obligation to return the security deposit described in Paragraph 19. It is intended hereby that all obligations under this Lease shall be binding upon the owner(s) of the Property only during that owner(s)' respective period(s) of ownership of said Property.

     19. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Twelve Thousand Two Hundred Twelve and 25/100 Dollars ($12,212.25) as security for the full and faithful performance of Tenant's obligations under this Lease. If Tenant should be in Default as set forth in Paragraph 9 of this Lease, Landlord may apply all or a part of this security deposit for the payment of any sum in Default or for the payment of any amount which Landlord expended by reason of such Default. If any portion of said deposit is so applied, Tenant shall, within five (5) days after written demand therefore, deposit with Landlord an amount sufficient to restore the security deposit to its original amount. At the end of the lease term or earlier termination of this Lease, in no event later than thirty (30) days after the last day of the lease term, Landlord shall return the security deposit to Tenant.

     20. ESTOPPEL CERTIFICATES. Tenant agrees, upon written request by Landlord, to execute and return to Landlord within fifteen (15) days, a statement in writing certifying that this Lease is unmodified and in full force and effect, that Tenant has no defenses, offsets or counterclaims against its obligations to pay the rent and to perform its other covenants under this Lease, that there are no incurred Defaults of Landlord or Tenant, and setting forth the dates to which the rent and other charges have been paid, and any other information reasonably requested by Landlord. In the event Tenant fails to return such statement within said fifteen (15) days, setting forth the above or, alternatively, setting forth those lease modifications, defenses and/or uncured Defaults, Tenant shall be in default hereunder or, at Landlord's election, it shall be deemed that Landlord's statement is correct with respect to the information therein contained. Any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser, mortgagee, or assignee of any mortgagee of the Property.

     21. BROKERAGE. The parties warrant that they have dealt with no other broker or person in connection with this transaction other than Colliers Turley Martin Tucker representing Landlord. Landlord shall pay all commissions due and payable to said broker. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto. This provision shall survive the termination of this Lease.

     22. SEVERABILITY. Should any provision of this Lease be unenforceable, it shall be severable from this Lease; and this Lease shall remain in full force and effect and be binding upon the parties hereto as though said provision had not been included.

     23. PERSONAL PROPERTY TAXES. Tenant shall timely pay all taxes assessed against Tenant's personal property and all improvements to the Premises in-excess of Landlord's standard installations. If said personal property and improvements are assessed with the property of Landlord, Tenant shall pay to Landlord Tenant's share of such taxes within ten (10) days after receipt of Landlord's statement setting forth the amount of such taxes.

     24. QUIET ENJOYMENT. Tenant, upon paying the rents herein reserved and performing and observing all of the other terms, covenants and conditions of this Lease on the Tenant's part to be performed and observed hereunder, shall peaceably and quietly have, hold and enjoy the demised premises during the term hereof, subject, nevertheless, to the terms of this Lease and to the provisions of any mortgages, underlying leases, agreements and encumbrances to which this Lease is or may be subordinated.


                                                                      Initialed:
                                                                         /s/ RSW

     25.  OPTION TO TERMINATE.  At any time after the  completion of thirty -six
(36) months from the commencement date of this Lease, Tenant shall have the right to terminate this Lease. Said option to terminate shall be exercised by Tenant (i) notifying Landlord in writing of its intent to terminate one hundred eighty (180) days prior to the date of termination, (ii) not being in default,
(iii) paying all rent and additional  rent through the date of termination , and
(iv) paying compensation for the privilege of termination, in an amount equal to the unamortized Tenant Improvement allowance and Lease commissions, which equates to $2,950.00 for each remaining month of the lease term from the date of termination.

     26. MISCELLANEOUS.

     (a) All of the covenants of Tenant hereunder shall be deemed, and construed to be "conditions" as well as "covenants" as though both words were used in each separate instance.

     (b) This Lease shall not be recorded by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably conditioned, delayed or withheld.

     (c) The paragraph headings appearing in this Lease are inserted only as a matter of convenience, and in no way define or limit the scope of any paragraph.

     (d) Submission of this Lease shall not be deemed to be an offer, or an acceptance, or a reservation of the Premises; and Landlord shall not be bound hereby until Landlord has delivered to Tenant a fully executed copy of this Lease, signed by the parties hereto on the last page of this Lease in the spaces herein provided. Until such delivery, Landlord reserves the right to exhibit and lease the Premises to other prospective tenants.

     (e) This Lease demises real estate located in the State of Missouri, and shall be governed by the laws of such State.

     (f) All the terms of this Lease shall extend to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     (g) Landlord warrants that the showers located in the third floor restrooms shall be maintained during the lease term and will not be removed.

     (h) Landlord hereby represents and warrants to Tenant as follows:

          (i) Landlord is solely vested with fee simple title to the Property, including the parking lot serving the Property, and has full right and lawful authority to lease the Premises to Tenant without the consent of any other party;

          (ii) As of the commencement date of this Lease, the Property and the Premises (with the exception of any improvements to be constructed by Tenant) will be in compliance with all applicable zoning and building codes; subdivision or indenture restrictions; ordinances and regulations; fire, environmental, occupational safety and health standards and similar standards established by law.

          (iii) There is not pending or, to the knowledge of Landlord, threatened any litigation, mechanic's liens or claims of liens, condemnation proceedings, administrative actions or judicial proceedings of any type relating to the Premises, including, without limitation, disputes with subcontractors or material suppliers, owners of adjacent properties, governmental authorities or prior owners of the Property.

          (iv) There are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any person or entity the right to use or occupy any portion of the Premises.

          (v) To the best of Landlord's knowledge, all building systems (including without limitation, electrical, plumbing, sewer, mechanical and HVAC) have been completed in a good and workmanlike manner and in accordance with the plans and specifications therefor, and are in proper working order and do not require any repairs or replacements which have not been made.


                                                                      Initialed:
                                                                         /s/ RSW

          (vi) To the best of Landlord's knowledge, the roof, walls, floor and other structural components of the building are structurally sound and free of any material defects and do not require any repairs or replacements which have not been made; and

          (vii) To the best of Landlord's knowledge, no hazardous materials have been incorporated into the building, are located on or under the Property, or affect the Premises.

     27. OPTION TO EXTEND.

     (a) Landlord hereby grants to Tenant the right and option to extend the original lease term for two (2) successive periods of three (3) years each (each such extended term being referred to herein as, an "Extension Term" and, collectively, the "Extension Terms"). Each Extension Term shall be upon the same terms and conditions contained in this Lease for the initial term except (i) this provision giving two (2) extension options shall be amended to reflect the remaining options to extend, if any and (ii) the Base Rent shall be adjusted as set forth below (the "Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than three (3) months prior to the expiration of the then effective lease term, written notice of Tenant's desire to extend the lease term. Unless Landlord otherwise agrees in writing, Tenant's failure to timely exercise such option shall waive it. Landlord shall notify Tenant of the amount of the Rent Adjustment no later than thirty (30) days prior to the commencement of the applicable Extension Term. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease reflecting the amount of the Base Rent due under the Extension Term.

     (b) The Base Rent for each of the Extension Terms shall equal the then-current Base Rent increased by the same percentage of increase in the BLS Index (as hereinafter defined) over the immediately preceding lease term or Extension Term. As used in this Lease, the term "BLS Index" shall mean the Producer Price Index for Finished Goods (1982=100), published by the Bureau of Labor Statistics, United States Department of Labor. If the Bureau of Labor Statistics shall discontinue publication of said BLS Index or shall adopt a new method of computing the BLS Index, the parties agree to use a published price index as comparable as possible to the BLS Index prior to the change in such method.

     (c) Notwithstanding the foregoing, in no event shall the Base Rent payable during any subsequent lease year or Extension Term as adjusted hereby be less than the Base Rent paid during the immediately preceding lease year or Extension Term.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease the day and year first above written.

TENANT:                                     LANDLORD:

CONNECTRIA CORPORATION                      CROWN DIVERSIFIED INDUSTRIES
                                                              CORP.


By: /s/ Richard S. Waidmann                  By: /s/ Joe H. Scott Sr.
    ---------------------------------            -------------------------------
    Richard S. Waidmann                          Joe H. Scott, Sr.
    President




                                                                      Initialed:
                                                                         /s/ RSW

                                    EXHIBIT A

                            WestChase Office Building
                                   10845 Olive
                               St. Louis, MO 63141

                            Suite 300 +/-7,713 r.s.f.

                          [Diagram of office building]








                                                                      Initialed:
                                                                         /s/ RSW


                                       11A

                           Exhibit "A" to Office Lease

                    dated as of 10/12 , 2001, by and between

                       CROWN DIVERSIFIED INDUSTRIES CORP.,

                                  as Landlord,

                                       and

                 CONNECTRIA CORPORATION, A MISSOURI CORPORATION

                                   as Tenant,

                             for Leased Premises in

                         WestChase Park Office Building
                              10845 Olive Boulevard
                              Creve Coeur, MO 63141





                               BUILDING FLOOR PLAN





Initialed for                                           Initialed for
identification                                          identification
by Tenant:                                              by Tenant:

/s/ RSW                                                 /s/ JM
---------------                                         ---------------



                                                                      Initialed:
                                                                         /s/ RSW

                           Exhibit "B" to Office Lease

                    dated as of 10/12 , 2001, by and between

                       CROWN DIVERSIFIED INDUSTRIES CORP.,

                                  as Landlord,

                                       and

                 CONNECTRIA CORPORATION, A MISSOURI CORPORATION

                                   as Tenant,

                             for Leased Premises in

                         WestChase Park Office Building
                              10845 Olive Boulevard
                              Creve Coeur, MO 63141





                                      WORK



Initialed for                                           Initialed for
identification                                          identification
by Tenant:                                              by Tenant:

/s/ RSW                                                 /s/ JM
---------------                                         ---------------





                                                                      Initialed:
                                                                         /s/ RSW

                                      WORK

     This Exhibit B is a description of the work and obligations of Landlord and Tenant with respect to the design and construction of the Leased Premises.

                                 Landlord's Work

     1. Landlord shall, at Landlord's expense, cause the Premises to be altered and improved pursuant to plans and specifications (the "Plans and Specifications") satisfactory to Landlord and Tenant. "Landlord's Work" shall consist of the following:

          a. Construct corridors to connect both stair wells. Includes new carpet in lobby and new paint and wallpaper in restrooms.
          b. Demo three (3) offices and file room and restore ceiling at these areas.
          c.   Remove all low voltage wiring.
          d. Install two (2) doors in new corridor into tenant's space. Both doors to have cadcam locks.
          e. Remove all furniture, except three (3) file cabinets recessed in the wall behind the receptionist area. File cabinets are for Tenant's use throughout the term at no cost but will remain in the space upon expiration of the Lease as part of the Leased Premises.
          f. Tenant shall have use of doors and frames removed at areas of demo.
          g.   Replace any stained or damaged ceiling tiles through out.
          h.   Remove cabinetry in existing mail room/ copy room.
          i. Demo the drywall ceiling in the hallway in front of mail room/ copy room if the corridor wall is in-filled with drywall or leave ceiling "as -is" if new suite entry door is installed.
          j. Repair holes and replace any stained or damaged ceiling tiles in the fitness room.
          k. Tenant, at Tenant's discretion, can elect to use the built in front reception desk or have it removed.

          l. All work in Plans and Specifications from Tenant to be mutually agreed upon.


     2. In addition to Landlord's work above, Landlord will provide a Tenant Improvement Allowance of $77,130.00 to be use towards, but not limited to, the following improvements to be completed by Tenant: permits, architectural plans, demolition, dry wall, carpentry, cabinets, electric, acoustical, plumbing, painting, flooring, blinds, clean-up, HVAC, supervision, low voltage wiring, moving expenses, signage, upgrades over building standard, plumbing, cabinetry, phone wiring, computer wiring, and any other work not specified above under Landlord's Work (collectively, "Landlord's Work"). Landlord shall pay the Tenant Improvement Allowance to Landlord's contractor in one or more installments within fifteen (15) days after Landlord's receipt and approval of invoices and lien waivers, as appropriate, which approval shall not be unreasonably conditioned, delayed or withheld. Landlord will provide a letter of credit for the balance of any unused Tenant Improvement Allowance to be used to offset base rent.

          Landlord  shall  supply  Tenant  with a cost  analysis  in  writing of
          Landlord's   Work  versus  Work  to  be  provided   under  the  Tenant
          Improvement Allowance.

                                  Tenant's Work

     l. Landlord shall permit, and hereby grants to, representatives, agents, employees, surveyors, contractors, appraisers and engineers designated by Tenant access to and the right to enter upon the Premises and the Property prior to the Commencement Date to examine, inspect, measure and test the Leased Premises and the improvements and equipment located thereon. Tenant shall, at its expense, repair any damage to the Premises caused by Tenant's inspection or testing thereof. If Tenant has approved the Plans and Specifications, then Tenant, and its agents,


                                                                      Initialed:
                                                                         /s/ RSW
employees and contractors, shall have the right to enter onto the Premises to complete Tenant's Work and ready the Premises for Tenant's occupancy, including, but not limited to the right to move furniture and other personal property in the Premises from and after December 15, 2001, and to make such alterations and install such equipment and fixtures as Tenant may deem necessary without the necessity of paying any rent therefor but otherwise on the terms and subject to the conditions of this Lease.

                          Condition of Leased Premises

     Except to the extent set forth in this Lease, Tenant certifies that no representations as to the condition of the Premises or agreements as to the construction improvements of the Premises have been made by Landlord or its agents or representatives to Tenant, either directly or indirectly, prior to or at the execution of this Lease.














                                                                      Initialed:
                                                                         /s/ RSW

                           Exhibit "C" to Office Lease

                    dated as of 10/12 , 2001, by and between

                       CROWN DIVERSIFIED INDUSTRIES CORP.,

                                  as Landlord,

                                       and

                 CONNECTRIA CORPORATION, A MISSOURI CORPORATION

                                   as Tenant,

                             for Leased Premises in

                         WestChase Park Office Building
                              10845 Olive Boulevard
                              Creve Coeur, MO 63141





                              RULES AND REGULATIONS



Initialed for                                           Initialed for
identification                                          identification
by Tenant:                                              by Tenant:

/s/ RSW                                                 /s/ JM
---------------                                         ---------------




                                                                      Initialed:
                                                                         /s/ RSW

                                    EXHIBIT C

                              RULES AND REGULATIONS

1. Tenant shall not inscribe any inscription or post, or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about Premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside of the Premises or from public and common area within Premises, without first obtaining Landlord's written consent thereto and Landlord shall specify the color, size, style and material to be used. No showcase shall be placed in front of or in the lobbies or corridors of the Premises and Landlord reserves the right to remove all showcases so placed and all signs other than those above provided for, without notice and at the expense of the Tenant responsible.

2. All exterior and interior signs and corridors must be installed by Landlord or someone designated by it, and the actual cost thereof shall be paid by the Tenant and all such signs are so placed at the risk of the Tenant.

3. If a Tenant desires telegraphic or telephone connections, the Landlord will direct the electricians as to where the wires are to be introduced and without such direction no boring or cutting for wires shall be permitted.

4. The Landlord retains the power to prescribe the weight and proper position of safes and mechanical equipment. All safes, furniture, boxes, bulky articles and packages shall be moved in to or out of said building or from one part of the building to another under supervision of Landlord and at such times and according to such regulations as may be designated by the Landlord and at the entrance designated by the Landlord and each tenant shall be responsible for all damage to the walls, floors, or other parts of the building caused by or connected with any moving or delivery in to or removal horn the building any safe, furniture, boxes or bulky articles while in the building at Tenant's instance but no moving out shall occur without the written consent of the Landlord in each instance. The premises shall not be overloaded. No engine, boiler, or other machinery shall be put upon the premises by any Tenant.

5. No Tenant shall do or permit anything to be done in said premises which will be dangerous to life or limb or which will tend to create a nuisance or injure the reputation of the building, or use burning fluid, camphene, alcohol, kerosene, or anything except steam, gas or electricity in lighting or heating said premises; or install any air conditioning or air cooling apparatus without the written consent of Landlord; or in any way injure or annoy them, or conflict with the laws or with the regulations of the fire department, or with any insurance policy upon said building or any regulations of any governmental agency or municipality having jurisdiction, or use the premises for any illegal or immoral purposes, and no beer, wine, or intoxicating liquor shall be sold in said building without written consent of the Landlord in each instance.

6. The sidewalk, passages, lobbies, corridors, elevators and stairways shall not be obstructed by Tenant; or used except for ingress and egress from and to offices and storeroom.

7. The doors, skylights, windows, and transoms that reflect or admit light into passageways or into any place in said building shall not be covered or obstructed by Tenant. The water closets and other apparatus shall not be used for any purpose other than those for which they were constructed and no sweeping, rubbish, rags, or other substances shall be thrown therein. Any damage resulting to them from misuse shall be borne by the Tenant who shall cause it.

8. Tenant and its employees and guests are not to injure or deface the building nor the woodwork, nor the walls of the premises, nor carry on upon the premises any noisome, noxious, noisy, or offensive business nor conduct an auction therein. No interference in any way with the other Tenants or those having business with them.

9. No room or rooms shall be occupied or used as sleeping or lodging apartments.


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

10. Tenant shall, when leaving premises at close of business, or unoccupied at any time, lock all doors and for any default or carelessness in this respect shall make good all injury sustained by other Tenants and by the Landlord or by either of them, for damages resulting from such default or carelessness.

11.  No animal or bird shall be allowed in any part of the building.

12. Any person or persons, other than the janitor or janitress of Landlord, who shall be employed for the purposes of cleaning premises shall be employed at Tenant's cost and Landlord shall be in no way responsible for any loss of property on or from the premises, however occurring, or any damage done to the furniture or other effects of any Tenant by the janitor or janitress furnished by the Tenant or anyone under him.

13. No Tenant shall accumulate or store in the premises covered by this Lease any waste paper, discarded records, paper files, sweepings, rags, rubbish or other combustible matter and Tenant shall surrender such matter to Landlord without compensation to be handled and disposed of by Landlord. Nothing shall be thrown by Tenant, their employees or guests, out of the window or doors, down the passages or skylights or over balcony rails of the building.

14. Tenant shall contract with the appropriate waste hauler to dispose of any infectious or hazardous waste as defined by state, city, or county codes.

15. The Landlord reserves the right to exclude from the building all drunken persons, idlers, and peddlers, solicitors and generally persons or a character or conduct to create disturbance and persons entering in crowds or in such unusual numbers as to cause inconvenience to the tenants of the building.

16. Landlord reserves the right to designate, on a non-discriminatory basis, in writing to the Tenant, those parking spaces for Tenant's employees that will assure, in Landlord's judgment, maximum availability of parking for all the building tenants, patients and clients. In the event said designated parking is not adhered to by Tenant's employees, Landlord reserves the right to tow or impound vehicles of Tenant's employees at the vehicle owner's expense.

17. The building has been designated a smoke-free environment. Tenants, their employees, and their visitors are prohibited from smoking within the building including all common areas and suites.

18. Landlord reserves the right to change these rules and to make such other further reasonable rules and regulations either as it affects one or all tenants as in its judgment from time to time be needed for the safety, care and cleanliness of the premises, for the preservation of good order therein or for any other cause and when said changes are made, such modified or new rules shall be deemed a part thereof with the same effect as if written herein, when a copy shall have been delivered to the Tenant or left with some person in charge of the demised premises.




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